Investment Manager
   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Investment Adviser
   Western Asset Management Company
   Pasadena, CA

Board of Directors
   John F. Curley, Jr., Chairman
   Edmund J. Cashman, Jr., Vice Chairman
   Edward A. Taber, III, President
   Richard G. Gilmore
   Arnold L. Lehman
   Dr. Jill E. McGovern
   T. A. Rodgers

Transfer and Shareholder Servicing Agent
   Boston Financial Data Services
   Boston, MA

Custodian
   State Street Bank & Trust Company
   Boston, MA

Counsel
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

Independent Accountants
   PricewaterhouseCoopers LLP
   Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
                    ----------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000

LMF-056
8/00


                               Semi-Annual Report
                                 June 30, 2000

                                  Legg Mason
                                    Income
                                  Trust, Inc.




                          U.S. Government Intermediate

                                Investment Grade

                                   High Yield

                          U.S. Government Money Market

                                 Primary Class



                            [LEGG MASON FUNDS LOGO]
                           The Art of Investing(SM)

To Our Shareholders,

  We are pleased to provide you with Legg Mason Income Trust's semi-annual report, combining reports for the Legg Mason U.S. Government Intermediate-Term Portfolio, Investment Grade Income Portfolio, High Yield Portfolio and the U.S. Government Money Market Portfolio.

  The following table summarizes key statistics for the Primary Class of each portfolio, as of June 30, 2000:

                                                                      Net Asset Value
                                   SEC Yield/1/      Average Life        Per Share
                                   ------------      ------------     ---------------
     Government Intermediate          5.82%          9.21 years            $ 9.99
     Investment Grade                 6.77%         14.10 years            $ 9.70
     High Yield                      10.20%          6.84 years            $12.50
     Government Money Market          5.80%            51 days             $ 1.00

  Total returns/2/ for the Primary Class of shares of the Government Intermediate, Investment Grade and High Yield Portfolios for the six-month period (not annualized) were +3.8%, +2.6% and -3.2%, respectively. On the following pages, portfolio managers of each of these Funds comment on recent results and the investment outlook.

  For each of our Funds, historical performance is not indicative of future results, and the principal value of our holdings will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost./3/

  Many of our shareholders regularly add to their Fund holdings by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Legg Mason Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient way.

                                  Sincerely,

                                  /s/ John F. Curley
                                  ------------------
                                  John F. Curley, Jr.
                                  Chairman

August 10, 2000


-----------
/1/SEC yields reported for the U.S. Government Intermediate, Investment Grade and High Yield Portfolios are for the 30 days ended June 30, 2000. U.S. Government Money Market Portfolio's SEC yield is for the 7 days ended June 30, 2000.

/2/Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

/3/An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Managers' Comments
Legg Mason Income Trust, Inc.

Market Overview

  Although on balance interest rates were little changed, the second quarter exhibited unusually high volatility as perceptions of the economy's strength gyrated. Despite three tightenings totaling 100 basis points/1/ this year, the market's fears of further tightening moves by the Federal Reserve have been calmed by growing evidence of an economic slowdown. The reduced expectation for additional tightening moves caused short-term rates to decline and the yield curve to disinvert modestly during the second quarter. Outside of rising energy prices, most commodity prices were mixed, with weaker lumber and industrial metal prices pointing to moderating global growth conditions. Two factors caused credit spreads to widen: tighter monetary policy increased credit risk and rising surpluses raised buyback projections, which amplified the potential scarcity value of Treasuries.

U.S. Government Intermediate and Investment Grade Portfolios

  Both portfolios underperformed their respective benchmarks as spreads widened on non-Treasury sectors during the second quarter, with investment grade corporate securities being hit the hardest. Within the investment grade spectrum, BBB rated securities underperformed higher rated corporates. Fortunately, some of our diversified investment strategies did help mitigate the detracting effects of the corporate bond exposure. The small allocation to emerging markets was a positive contributor to performance. In addition, issue selection within the mortgage allocation had a positive effect, as this exposure was reduced early in the year and subsequently increased as mortgages became more attractive on a relative value basis. Inflation-indexed bonds, which continue to be overweighted, were also a positive contributor to performance as real yields declined over the period. Both Funds benefited from a long duration position as interest rates declined.

  For the six months ended June 30, 2000, the U.S. Government Intermediate-Term Portfolio returned +3.83%, which compares favorably to the Salomon Bros. Medium-Term Treasury/Government-Sponsored Index total return of +3.43%. The Investment Grade Income Portfolio underperformed the benchmark Salomon Bros. Broad Investment Grade Index, with total returns of +2.64% and +3.92%, respectively, for the same time period.

High Yield Portfolio

  The High Yield Portfolio produced a net total return of -3.24% for the six months ended June 30, 2000, compared to the Lehman Brothers High Yield Index total return of -1.21% for the same time period. The portfolio underperformed the index in the second quarter due to an overweighting of single B-rated bonds and an emphasis on liquid, higher quality issues. These types of issues were negatively impacted in price as investors generally sold these widely held issues to raise liquidity. The portfolio's continued moderate overweights in telecommunications and cable/media negatively impacted performance due to concerns over continued capital access to the high yield market and more aggressive capital expenditure plans than originally forecasted, resulting in supply pressure in the primary market. The portfolio's overweights in basic industry and energy credits positively contributed to performance. The underweighting of sectors that underperformed, such as consumer cyclical, retail, and health care,


----------------
/1/100 basis points = 1%.

positively contributed to performance as these sectors are experiencing above-average event risk and declining fundamentals.

Market Commentary and Outlook

  Recent economic data indicate the U.S. economy is finally slowing in response to tight monetary policy. Signs of weakness are emerging in key interest rate-sensitive sectors such as housing and durable goods, as well as in earnings disappointments for banks and consumer staples manufacturers. Moreover, softer demand and tight labor markets are reflected in a noticeable deceleration in the growth of private sector employment this year. With tight money limiting firms' ability to pass along higher input prices, recent hikes in energy costs will act like a tax on economic activity, accentuating the monetary slowdown already underway.

  Although many argue that these are temporary and weather-related changes, signs of a slowdown are also validated by a substantial reduction in the growth rate of M2, the monetary aggregate that best reflects and anticipates the overall level of economic activity. With six- and twelve-month M2 growth rates having fallen from the 8% - 10% levels of early last year to 5% in recent months, it is likely that the trend in nominal GDP growth will moderate as the year progresses. A near-term "soft-landing" scenario thus appears likely, leaving the Fed on hold pending further indications of the economy's health. Though the risks of a "hard landing" are not insignificant, we anticipate that a strong dollar, low inflation, technology-driven productivity, and ongoing investment in the U.S. economy will continue to provide a foundation for healthy growth and minimal inflation pressures in the years to come. And of course, since the slowdown is most likely monetary-induced, a hard landing could be easily addressed by lower interest rates, much as occurred in response to the global financial crisis experienced two years ago.

Strategy

  Since low inflation fundamentals remain intact, we continue to favor a long duration posture for both the U.S. Government Intermediate and Investment Grade portfolios in anticipation of declining yields. With mounting signs of slowing growth, we are putting greater emphasis on strategies which will benefit from a steepening of the yield curve, since the Fed will not likely tighten by as much as is currently anticipated, and may eventually revert to an easing mode should economic momentum fall off too rapidly. Although credit spreads are unusually wide, we remain somewhat cautious in our overweighting to corporate debt given the potential volatility of spreads going forward, and the fact that slowdown risks are mounting. Greater diversification and an emphasis on higher quality credit sectors with attractive spreads can mitigate these problems, but not entirely. Our mortgage exposure will likely remain cautiously overweight, with attractive valuation offsetting the difficulties mortgages could face in a volatile Treasury and yield curve environment. We plan to continue holding an aggressive exposure to U.S. Treasury Inflation-Protected Securities ("TIPS") since they offer attractive real yields and are an excellent hedge to our long duration exposure. With U.S. yields still quite high relative to most non-dollar markets, we see limited opportunities to diversify portfolio risk and benefit from attractive and

Legg Mason Income Trust, Inc.

declining yields overseas. However, we believe a diversified exposure to liquid emerging market debt securities from major sovereign issuers continues to offer an attractive risk/reward profile.

  The high yield sector remains vulnerable, however, to a number of factors that could cause spread performance and returns to remain relatively weak. For example, pent-up supply of new issues may limit near-term spread improvement. In addition, mutual fund flow uncertainty (particularly if equity markets rebound) and earnings surprises could also negatively impact the sector's tone. We remain focused on long-term investing in fundamentally improving credit stories within the high yield market despite the significant volatility in the higher credit quality tier of the market. Sectors such as telecommunications and cable remain overweighted, while we are biased towards higher quality issues within these subsectors of the market. We also believe that High Yield is well positioned to outperform relative to the benchmark given our expectation of a soft landing scenario and current credit positioning. We are persistently seeking issuers characterized by strong management teams, the ability and desire to deleverage the balance sheet, above-average competitive business position, and attractive market pricing relative to the perceived credit risks. At current spread levels, we believe the high yield market represents significant long-term value. Over the last two and a half years, the high yield market has experienced bear market returns in the face of robust economic growth. The high yield market has historically anticipated Federal Reserve policy changes and peak default rates. Should we be nearing peaks in both Federal Reserve and default activity, the market could show significant spread tightening and greater total returns over the course of 2000 and into 2001.

                                             Western Asset Management Company

August 7, 2000

Performance Information
Legg Mason Income Trust, Inc.


Total Returns for One, Five and Ten Years and Life of Class, as of June 30, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Government Intermediate, Investment Grade and High Yield Portfolios each have two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders. The U.S. Government Money Market Portfolio is excluded from this performance information because it does not have a variable share price.

  The Funds' total returns as of June 30, 2000, were as follows:

                                   U.S. Government          Investment Grade       High
                                  Intermediate-Term             Income            Yield
                                     Portfolio                Portfolio         Portfolio
--------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                           +4.94%                  +4.11%            -3.08%
    Five Years                         +5.18                   +5.94             +8.26
    Ten Years                          +6.57                   +7.41               N/A
    Life of Class/A/                   +6.96                   +7.70             +7.37

Cumulative Total Return
  Primary Class:
    One Year                           +4.94%                  +4.11%            -3.08%
    Five Years                        +28.75                  +33.40            +48.68
    Ten Years                         +88.91                 +104.30               N/A
    Life of Class/A/                 +138.28                 +160.34            +57.77
--------------------------------------------------------------------------------------------

/A/Primary Class inception dates are:
   U.S. Government Intermediate-Term Portfolio -- August 7, 1987
   Investment Grade Income Portfolio -- August 7, 1987
   High Yield Portfolio -- February 1, 1994

   Statement of Net Assets
   Legg Mason Income Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)


   U.S. Government Intermediate-Term Portfolio

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 94.4%
   U.S. Government and Agency Obligations -- 29.8%
     Fixed-Rate Securities -- 16.1%
     Fannie Mae                                                     7.250%              1/15/10         $  5,630      $  5,687
     United States Treasury Bonds                                   8.000%             11/15/21            3,560         4,304
     United States Treasury Notes                                   5.875%             11/15/04           32,100        31,633
     United States Treasury Notes                                   6.500%              2/15/10            3,010         3,113
                                                                                                                      --------
                                                                                                                        44,737
                                                                                                                      --------
     Indexed Securities -- 13.7%
     United States Treasury Inflation-
       Indexed Security                                             3.875%              4/15/29           38,049        37,895/F/
                                                                                                                      --------
   Total U.S. Government and Agency Obligations (Identified Cost -- $81,005)                                            82,632
   --------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Agency Mortgage-Backed Securities -- 48.1%
     Fixed-Rate Securities -- 48.1%
     Fannie Mae                                                    11.500%               4/1/04               86            87
     Fannie Mae                                                     8.500%          6/1/10 to 8/1/11       1,278         1,293
     Fannie Mae                                                     6.500%         11/1/10 to 8/1/29      35,426        33,803
     Fannie Mae                                                    12.500%         11/1/12 to 4/1/18       1,168         1,261
     Fannie Mae                                                     7.000%          1/1/13 to 8/1/29      29,023        28,121
     Fannie Mae                                                     9.500%               7/1/14              480           501
     Fannie Mae                                                     5.500%               7/1/15               92            85/E/
     Fannie Mae                                                     7.500%               7/1/15            2,100         2,071/E/
     Fannie Mae                                                    11.000%              12/1/15              370           396
     Fannie Mae                                                     9.000%              11/1/21              969           998
     Fannie Mae                                                     6.000%         11/1/27 to 4/1/29       3,282         3,004
     Fannie Mae                                                     7.500%               4/1/30           14,971        14,755
     Freddie Mac                                                    8.750%          8/1/01 to 10/1/01         53            53
     Freddie Mac                                                    9.000%          2/1/02 to 1/1/21       1,429         1,470
     Freddie Mac                                                    8.250%               2/1/08              152           154
     Freddie Mac                                                    8.500%         12/1/08 to 6/1/21         963           984
     Freddie Mac                                                    9.750%         11/1/09 to 11/1/14        229           236
     Freddie Mac                                                    6.500%               4/1/29           31,103        29,392
     Government National Mortgage Association                       9.000%         7/15/04 to 9/15/22      2,179         2,234
     Government National Mortgage Association                       6.000%         5/15/14 to 3/15/29      8,471         7,819
     Government National Mortgage Association                       6.500%         7/15/28 to 3/15/29      4,701         4,461
                                                                                                                      --------
   Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost -- $136,624)                               133,178
   --------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds/A/ -- 7.9%
     Banking and Finance -- 3.1%
     Petrozuata Finance, Inc.                                       7.630%               4/1/09            3,910         3,297/B/
     Petrozuata Finance, Inc.                                       8.220%               4/1/17            5,170         3,994/B/
     The Bank of Tokyo-Mitsubishi, Ltd.                             8.400%              4/15/10            1,390         1,404
                                                                                                                      --------
                                                                                                                         8,695
                                                                                                                      --------

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds -- Continued
     Foreign Governments -- 4.4%
     Argentine Republic                                              0.00%             10/15/01         $  1,560      $  1,381/D/
     Argentine Republic                                              0.00%             10/15/03            4,610         3,238/D/
     Argentine Republic                                              0.00%             10/15/04            1,800         1,089/D/
     Republic of Poland                                              6.00%             10/27/14            2,086         1,864
     Republic of Poland                                              6.00%             10/27/14            1,250         1,114
     United Mexican States                                         11.500%              5/15/26            2,960         3,552
                                                                                                                      --------
                                                                                                                        12,238
                                                                                                                      --------
     Oil and Gas -- 0.4%
     Petroleos Mexicanos                                            9.030%              2/15/11            1,030         1,063/B/
                                                                                                                      --------
   Total Yankee Bonds (Identified Cost -- $22,686)                                                                      21,996
   --------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- 6.1%
     Auto Parts and Equipment -- 1.1%
     TRW Inc.                                                       7.203%              3/25/02            3,000         2,996/C/
                                                                                                                      --------
     Banking and Finance -- 4.0%
     Chase Manhattan Corporation                                    7.016%               8/1/28              440           415/C/
     Crestar Capital Trust I                                        8.160%             12/15/26           10,000         9,109
     Wells Fargo Bank NA                                            6.891%               5/2/05            1,500         1,498
                                                                                                                      --------
                                                                                                                        11,022
                                                                                                                      --------
     Environmental Services -- 0.6%
     Waste Management Inc.                                          7.000%             10/15/06            1,950         1,771
                                                                                                                      --------
     Gas/Pipeline -- 0.4%
     Enron Corp.                                                    7.250%              9/10/01            1,000         1,000/B,C/
                                                                                                                      --------
   Total Corporate Bonds and Notes (Identified Cost -- $18,582)                                                         16,789
   --------------------------------------------------------------------------------------------------------------------------------
   Asset-Backed Securities -- 2.0%
     Fixed-Rate Securities -- 1.9%
     Blackrock Capital Finance L.P.                                 7.220%             11/25/28            2,727         2,688
     Green Tree Home Improvement Loan Trust                         6.320%              8/15/08            2,554         2,541
                                                                                                                      --------
                                                                                                                         5,229
                                                                                                                      --------
     Indexed Securities -- 0.1%
     SLM Student Loan Trust 1998-2                                  6.524%              4/25/07              417           415/C/
                                                                                                                      --------
   Total Asset-Backed Securities (Identified Cost -- $5,550)                                                             5,644
   --------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.


   U.S. Government Intermediate-Term Portfolio -- Continued

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks -- 0.5%
     Home Ownership Funding Corporation                            13.331%                                     1 shs  $    378/B/
     Home Ownership Funding Corporation II                         13.338%                                     1         1,058/B/
                                                                                                                      --------
   Total Preferred Stocks (Identified Cost -- $1,537)                                                                    1,436
                                                                                                                      --------
   Total Long-Term Securities (Identified Cost -- $265,984)                                                            261,675
   --------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 6.0%
   Corporate Bonds and Notes -- 2.0%
     The Kroger Co.                                                 6.000%               7/1/00         $  5,500         5,499
                                                                                                                      --------
   U.S. Government and Agency Obligations -- 0.4%
     Freddie Mac                                                    0.000%              11/9/00            1,000           976/D,H/
                                                                                                                      --------
   U.S. Government Agency Mortgage-Backed Securities -- N.M.
     Freddie Mac                                                    8.750%               2/1/01              132           131
     Freddie Mac                                                   10.750%               7/1/00             N.M.          N.M.
                                                                                                                      --------
                                                                                                                           131
                                                                                                                      --------
   Repurchase Agreements -- 3.6%
     Lehman Brothers, Inc.
       6.60%, dated 6/30/00, to be repurchased
       at $4,966 on 7/3/00 (Collateral: $5,355
       Fannie Mae Notes, 5.44%, due 12/11/03,
       value $5,063)                                                                                       4,964         4,964
     Merrill Lynch Government Securities, Inc.
       6.55%, dated 6/30/00, to be repurchased
       at $5,002 on 7/3/00 (Collateral: $5,100
       Federal Home Loan Bank Notes,
       5.36%, due 9/28/05, value $5,105)                                                                   5,000         5,000
                                                                                                                      --------
                                                                                                                         9,964
                                                                                                                      --------
   Total Short-Term Securities (Identified Cost -- $16,563)                                                             16,570
   --------------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 100.4% (Identified Cost -- $282,547)                                                           278,245
   Other Assets Less Liabilities -- (0.4)%                                                                              (1,019)
                                                                                                                      --------
   Net assets -- 100.0%                                                                                               $277,226
                                                                                                                      ========

   --------------------------------------------------------------------------------------------------------------------------------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
     26,887 Primary Class shares outstanding                                                                          $288,840
        856 Navigator Class shares outstanding                                                                           8,744
   Accumulated net realized gain/(loss) on investments, options and futures                                            (15,684)
   Unrealized appreciation/(depreciation) of investments, options and futures                                           (4,674)
                                                                                                                      --------
   Net assets -- 100.0%                                                                                               $277,226
                                                                                                                      ========
   Net asset value per share:
     Primary Class                                                                                                      $ 9.99
                                                                                                                        ======
     Navigator Class                                                                                                    $10.00
                                                                                                                        ======
                                                                                         Expiration       Actual     Appreciation/
                                                                                            Date        Contracts   (Depreciation)
   --------------------------------------------------------------------------------------------------------------------------------
   Futures Contracts Purchased/G/
   U.S. Treasury Note Futures                                                           September 00          78         $  39
                                                                                                                         -----
   Futures Contracts Written/G/
   U.S. Treasury Note Futures                                                           September 00         649         $(411)
                                                                                                                         -----
   --------------------------------------------------------------------------------------------------------------------------------

   /A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
   /B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 3.9% of net assets.
   /C/ Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR). Consumer Price Index
       (CPI), or the One-Year Treasury Constant Maturity Rate.
   /D/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
   /E/ When-issued security -- A security purchased on a delayed delivery basis.
       Final settlement amount and maturity date have not yet been announced. /F/ U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
   /G/ Options and futures are described in more detail in the notes to financial statements.
   /H/ Collateral to cover futures contracts written.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Income Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)


   Investment Grade Income Portfolio

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 96.7%
   Corporate Bonds and Notes -- 34.2%
     Aerospace/Defense -- 3.4%
     Lockheed Martin Corporation                                    9.000%              1/15/22         $  3,500      $  3,770
     Raytheon Company                                               6.400%             12/15/18            3,000         2,466
                                                                                                                      --------
                                                                                                                         6,236
                                                                                                                      --------
     Auto Parts and Equipment -- 0.6%
     American Axle & Manufacturing
      Holdings, Inc.                                                9.750%               3/1/09               70            67
     J. L. French Automotive Casting                               11.500%               6/1/09              100            91
     Lear Corporation                                               7.960%              5/15/05              270           254
     Lear Corporation                                               8.110%              5/15/09              740           674
                                                                                                                      --------
                                                                                                                         1,086
                                                                                                                      --------
     Automotive -- 0.5%
     Ford Motor Company                                             7.700%              5/15/97            1,000           929
                                                                                                                      --------
     Banking and Finance -- 4.4%
     Abbey National Capital Trust I                                 8.963%             12/29/49              360           359/G/
     Associates Corporation of North America                        8.150%               8/1/09            1,000           995
     Dresdner Funding Trust I                                       8.151%              6/30/31              200           173/B/
     General Motors Acceptance Corporation                          7.750%              1/19/10              160           159
     General Motors Acceptance Corporation                          0.000%              6/15/15            2,700           810/D/
     IBJ Preferred Capital Corp. LLC                                8.790%             12/29/49            1,560         1,416/B,G/
     KBC Bank Funding Trust III                                     9.860%             11/29/49              200           205/B,G/
     SB Treasury Company LLC                                        9.400%             12/29/49            1,790         1,749/B,G/
     Tokai Preferred Capital Company LLC                            9.980%             12/29/49              480           466/B,G/
     Transamerica Finance Corporation                               5.750%              1/28/04            2,000         1,909
                                                                                                                      --------
                                                                                                                         8,241
                                                                                                                      --------
     Building Materials -- 0.1%
     American Standard Companies, Inc.                              8.250%               6/1/09               37            36
     American Standard Companies, Inc.                              7.625%              2/15/10               25            23
     Nortek, Inc.                                                   8.875%               8/1/08              100            91
                                                                                                                      --------
                                                                                                                           150
                                                                                                                      --------
     Cable -- 1.8%
     Cablevision Systems Corporation                                8.125%              8/15/09              230           223
     Century Communications Corp.                                   8.875%              1/15/07               39            36
     Charter Communication Holdings LLC                             8.625%               4/1/09               75            66
     NTL Communications Corp.                                       0.000%              10/1/08               50            33/G/
     TCI Communications, Inc.                                       6.375%               5/1/03              240           233

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Cable -- Continued
     TCI Communications, Inc.                                       7.875%              2/15/26         $  2,330      $  2,273
     TCI Communications, Inc.                                       7.125%              2/15/28              540           485
                                                                                                                      --------
                                                                                                                         3,349
                                                                                                                      --------
     Chemicals -- 1.3%
     Dow Chemical Company                                           7.375%              11/1/29              290           281
     Lyondell Chemical Company                                      9.875%               5/1/07               30            30
     Rohm and Haas Company                                          7.850%              7/15/29            2,000         2,027
                                                                                                                      --------
                                                                                                                         2,338
                                                                                                                      --------
     Construction and Machinery -- 0.1%
     Terex Corporation                                              8.875%               4/1/08              132           119
                                                                                                                      --------
     Electric -- 2.4%
     Calpine Corporation                                            7.750%              4/15/09               49            46
     Cleveland Electric Illumination Co.                            7.880%              11/1/17              850           800
     CMS Energy Corporation                                         7.500%              1/15/09              100            90
     Niagara Mohawk Power Corporation                               7.250%              10/1/02              476           471
     Niagara Mohawk Power Corporation                               7.750%              10/1/08            1,010           984
     Niagara Mohawk Power Corporation                               0.000%               7/1/10              720           549/G/
     North Atlantic Energy Service Corporation                      9.050%               6/1/02              371           374
     System Energy Resources, Inc.                                  7.430%              1/15/11              658           626
     The AES Corporation                                            9.500%               6/1/09              500           492
                                                                                                                      --------
                                                                                                                         4,432
                                                                                                                      --------
     Energy -- 1.0%
     Edison Mission Energy                                          7.730%              6/15/09            2,000         1,948
                                                                                                                      --------
     Entertainment -- 0.7%
     The Walt Disney Company                                        5.620%              12/1/08            1,550         1,380
                                                                                                                      --------
     Environmental Services -- 0.8%
     Safety-Kleen Corp.                                             9.250%              5/15/09              122             3/K/
     Waste Management Inc.                                          7.375%              5/15/29            1,700         1,395
                                                                                                                      --------
                                                                                                                         1,398
                                                                                                                      --------
     Food, Beverage and Tobacco -- 4.3%
     J. Seagram & Sons                                              6.400%             12/15/03              700           670
     J. Seagram & Sons                                              6.800%             12/15/08              340           320
     J. Seagram & Sons                                              7.500%             12/15/18              430           411
     J. Seagram & Sons                                              7.600%             12/15/28              210           200

   Legg Mason Income Trust, Inc.


   Investment Grade Income Portfolio -- Continued

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Food, Beverage and Tobacco  -- Continued
     Nabisco Incorporated                                           7.050%              7/15/07         $  3,100      $  2,823
     R.J. Reynolds Tobacco Holdings, Inc.                           7.750%              5/15/06            1,280         1,140
     R.J. Reynolds Tobacco Holdings, Inc.                           7.875%              5/15/09              860           742
     The Pepsi Bottling Group Incorporated                          7.000%               3/1/29            1,800         1,626
                                                                                                                      --------
                                                                                                                         7,932
                                                                                                                      --------
     Gaming -- 0.1%
     Horseshoe Gaming Holdings, Inc.                                8.625%              5/15/09               69            66
     International Game Technology                                  8.375%              5/15/09               70            66
                                                                                                                      --------
                                                                                                                           132
                                                                                                                      --------
     Gas and Pipeline Utilities -- 2.8%
     CMS Panhandle Holding Company                                  6.125%              3/15/04              400           375
     The Williams Companies, Inc.                                   7.625%              7/15/19            2,000         1,910
     Union Oil Company of California                                7.350%              6/15/09            3,000         2,906
                                                                                                                      --------
                                                                                                                         5,191
                                                                                                                      --------
     Insurance (Life/Health) -- 1.1%
     Conseco, Inc.                                                  8.500%             10/15/02            1,280           928
     Conseco, Inc.                                                  8.750%               2/9/04            1,470         1,022
                                                                                                                      --------
                                                                                                                         1,950
                                                                                                                      --------
     Insurance (Multi-Line) -- 0.9%
     Loews Corporation                                              7.625%               6/1/23            1,000           885
     Loews Corporation                                              7.000%             10/15/23            1,000           822
                                                                                                                      --------
                                                                                                                         1,707
                                                                                                                      --------
     Insurance (Property/Casualty) -- 1.2%
     Ace Capital Trust II                                           9.700%               4/1/30            2,100         2,209
                                                                                                                      --------
     Media -- 1.1%
     EchoStar Communications Corporation                            9.375%               2/1/09               62            60
     News America Holdings Incorporated                             7.750%               2/1/24               80            74
     News America Holdings Incorporated                             8.250%             10/17/96              200           183
     News America Incorporated                                      8.875%              4/26/23              500           516
     News America Incorporated                                      7.625%             11/30/28            1,410         1,263
                                                                                                                      --------
                                                                                                                         2,096
                                                                                                                      --------
     Real Estate -- 0.1%
     Socgen Real Estate Co. LLC                                     7.640%             12/29/49              180           165/B,G/
                                                                                                                      --------

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Retail -- 0.9%
     Kmart Corporation                                              7.950%               2/1/23         $  2,000      $  1,557
     Wal-Mart Stores, Inc.                                          7.550%              2/15/30              200           205
                                                                                                                      --------
                                                                                                                         1,762
                                                                                                                      --------
     Telecommunications -- 3.3%
     Adelphia Business Solutions Inc.                              12.000%              11/1/07               41            38
     AT&T Corp.                                                     6.000%              3/15/09            1,860         1,654
     AT&T Corp.                                                     9.650%              3/31/27            1,650         1,823
     GTE Corporation                                                6.940%              4/15/28            1,700         1,505
     McLeodUSA Incorporated                                         8.125%              2/15/09               60            54
     NEXTLINK Communications, Inc.                                 10.750%               6/1/09              136           135
     Sprint Capital Corporation                                     6.900%               5/1/19            1,080           960
                                                                                                                      --------
                                                                                                                         6,169
                                                                                                                      --------
     Transportation -- 0.3%
     Consolidated Rail Corporation                                  7.875%              5/15/43              600           547
                                                                                                                      --------
     Utilities -- 1.0%
     Gulf States Utilities Corp.                                    8.250%               4/1/04            1,800         1,816
                                                                                                                      --------
   Total Corporate Bonds and Notes (Identified Cost -- $66,322)                                                         63,282
   --------------------------------------------------------------------------------------------------------------------------------
   Asset-Backed Securities -- 1.9%
     Fixed-Rate Securities -- 0.3%
     ANRC Auto Owner Trust                                          6.540%             11/15/02              221           221
     Green Tree Financial Corporation                               7.850%              7/15/04              291           291
                                                                                                                      --------
                                                                                                                           512
                                                                                                                      --------
     Indexed Securities -- 1.6%
     SLM Student Loan Trust 1997-2                                  5.225%             10/25/05              154           153/C/
     World Omni Automobile Lease Securitization                     6.773%              2/15/02            2,800         2,801/C/
                                                                                                                      --------
                                                                                                                         2,954
                                                                                                                      --------
   Total Asset-Backed Securities (Identified Cost -- $3,468)                                                             3,466
   --------------------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed Securities -- 3.3%
     Fixed-Rate Securities -- 3.1%
     Asset Securitization Corporation                               6.920%              2/14/29            1,095         1,066
     CAPCO America Securitization Corporation                       6.260%              9/15/08              800           735
     Nomura Asset Securities Corporation                            6.590%              3/15/30            2,000         1,904
     Nomura Asset Securities Corporation                            7.120%              4/13/36              680           670

   Legg Mason Income Trust, Inc.


   Investment Grade Income Portfolio -- Continued

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed Securities -- Continued
     Fixed-Rate Securities -- Continued
     Oakdale Mall Trust 94-1 Class A                                7.950%               5/1/06         $  1,000      $    992/B/
     PSB Financial Corporation II                                  11.050%              12/1/15              271           273
                                                                                                                      --------
                                                                                                                         5,640
                                                                                                                      --------
     Variable-Rate Securities -- 0.2%
     Resolution Trust Corporation                                   6.955%              4/25/28              239           237/B,I/
     Resolution Trust Corporation                                   7.732%              9/25/29              164           164/I/
                                                                                                                      --------
                                                                                                                           401
                                                                                                                      --------
   Total Mortgage-Backed Securities (Identified Cost -- $6,234)                                                          6,041
   --------------------------------------------------------------------------------------------------------------------------------
   U.S. Government and Agency Obligations -- 10.4%
     Fixed-Rate Securities -- 3.5%
     Fannie Mae                                                     7.125%              2/15/05              860           863
     Fannie Mae                                                     5.750%              2/15/08              240           221
     Fannie Mae                                                     6.000%              5/15/08              220           205
     Fannie Mae                                                     7.250%              1/15/10            2,710         2,737
     Freddie Mac                                                    6.750%              9/15/29              310           297
     Tennessee Valley Authority                                     6.750%              11/1/25              310           300
     United States Treasury Bonds                                   8.000%             11/15/21              820           991
     United States Treasury Bonds                                   6.125%              8/15/29              700           707
     United States Treasury Notes                                   6.000%              8/15/09               30            30
     United States Treasury Notes                                   6.500%              2/15/10              190           196
                                                                                                                      --------
                                                                                                                         6,547
                                                                                                                      --------
     Indexed Securities -- 6.9%
     United States Treasury Inflation-Indexed
      Security                                                      3.625%              1/15/08            4,408         4,274/F/
     United States Treasury Inflation-Indexed
      Security                                                      3.625%              4/15/28            5,991         5,710/F/
     United States Treasury Inflation-Indexed
      Security                                                      3.875%              4/15/29            2,812         2,801/F/
                                                                                                                      --------
                                                                                                                        12,785
                                                                                                                      --------
   Total U.S. Government and Agency Obligations (Identified Cost -- $19,663)                                            19,332
   --------------------------------------------------------------------------------------------------------------------------------

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Agency Mortgage-Backed Securities -- 25.2%
     Fixed-Rate Securities -- 25.0%
     Fannie Mae                                                     8.000%         4/25/06 to 3/1/10    $    685      $    691
     Fannie Mae                                                     6.000%          9/1/25 to 4/1/29       1,965         1,805
     Fannie Mae                                                     6.500%          8/1/28 to 4/1/29      14,651        13,828
     Fannie Mae                                                     7.000%               7/1/30              300           289/E/
     Freddie Mac                                                    8.750%         10/1/01 to 10/1/08        237           241
     Freddie Mac                                                    8.500%          2/1/04 to 11/1/09        225           228
     Freddie Mac                                                    6.000%               2/1/14            1,816         1,740
     Freddie Mac                                                    7.500%          6/1/24 to 9/1/24       1,127         1,118
     Freddie Mac                                                    7.000%          8/1/24 to 4/1/29       5,303         5,155
     Freddie Mac                                                    8.000%               7/1/26              560           564
     Government National Mortgage Association                       6.000%         4/15/14 to 3/15/29      3,070         2,947
     Government National Mortgage Association                       9.000%         7/15/16 to 6/15/17        562           587
     Government National Mortgage Association                       7.000%         2/15/23 to 10/15/28     6,740         6,573
     Government National Mortgage Association                       7.500%         2/15/23 to 3/15/29      6,521         6,487
     Government National Mortgage Association                       8.000%             12/15/26              919           929
     Government National Mortgage Association                       7.000%               7/1/30            1,400         1,361/E/
     Government National Mortgage Association                       7.500%               7/1/30            1,800         1,787/E/
                                                                                                                      --------
                                                                                                                        46,330
                                                                                                                      --------
     Indexed Securities -- 0.2%
     Freddie Mac                                                    7.357%               9/1/24              403           414/C/
                                                                                                                      --------
   Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost -- $48,168)                                 46,744
   --------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds/A/ -- 21.6%
     Banking and Finance -- 4.8%
     Korea Development Bank                                         6.750%              12/1/05            1,020           963
     PDVSA Finance Limited 1999-I                                   9.750%              2/15/10            4,000         3,820
     PDVSA Finance Limited 1999-K                                   9.950%              2/15/20              800           736
     Royal Bank of Scotland Group plc                               8.817%              3/31/49            1,500         1,547
     The Bank of Tokyo-Mitsubishi, Ltd.                             8.400%              4/15/10            1,860         1,878
                                                                                                                      --------
                                                                                                                         8,944
                                                                                                                      --------
     Chemicals -- 0.1%
     Avecia Group PLC                                              11.000%               7/1/09              129           127
                                                                                                                      --------
     Diversified Services -- 0.3%
     Rothmans Nederland Holdings B V                                6.875%               5/6/08              700           610
                                                                                                                      --------
     Food, Beverage and Tobacco -- 0.9%
     Imperial Tobacco Overseas BV                                   7.125%               4/1/09            1,820         1,614
                                                                                                                      --------

   Legg Mason Income Trust, Inc.


   Investment Grade Income Portfolio -- Continued

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds -- Continued
     Foreign Governments -- 6.6%
     Argentine Republic                                             7.375%              3/31/05         $    768      $    696/C/
     Argentine Republic                                            11.375%              3/15/10              930           847
     Argentine Republic                                            11.750%              6/15/15               90            82
     Argentine Republic                                            12.000%               2/1/20              260           243
     Province of Manitoba                                           9.500%              9/15/18            1,080         1,297
     Republic of Colombia                                           9.750%              4/23/09              360           317
     Republic of Colombia                                          11.750%              2/25/20              190           155
     Republic of Panama                                             7.063%              7/17/16              951           782/C,L/
     Republic of Peru                                               4.500%               3/7/17              750           500/B,G/
     Republic of Poland                                             6.000%             10/27/14              870           777/G/
     Republic of the Philippines                                    9.875%              1/15/19              680           552
     Republic of the Philippines                                    9.500%             10/21/24              550           513
     Republic of the Philippines                                   10.625%              3/16/25              400           340
     United Mexican States                                         10.375%              2/17/09            1,150         1,225
     United Mexican States                                         11.500%              5/15/26            3,230         3,876
                                                                                                                      --------
                                                                                                                        12,202
                                                                                                                      --------
     Oil and Gas -- 2.5%
     Petroliam Nasional Berhad                                      7.625%             10/15/26              450           390/B/
     YPF Sociedad Anonima                                           7.500%             10/26/02              589           592
     YPF Sociedad Anonima                                          10.000%              11/2/28            3,500         3,760
                                                                                                                      --------
                                                                                                                         4,742
                                                                                                                      --------
     Steel (Producers) -- 1.6%
     Pohang Iron & Steel Company Ltd.                               7.375%              5/15/05            3,000         2,894
                                                                                                                      --------
     Telecommunications -- 3.9%
     360networks Inc.                                              12.000%               8/1/09               80            76
     Deutsche Telekom International Finance BV                      8.250%              6/15/30            3,000         2,998
     Telefonica de Argentina S A                                   11.875%              11/1/04            4,000         4,200
                                                                                                                      --------
                                                                                                                         7,274
                                                                                                                      --------
     Utilities -- 0.9%
     Tata Electric Company                                          8.500%              8/19/17            2,000         1,639/B/
                                                                                                                      --------
   Total Yankee Bonds (Identified Cost -- $40,683)                                                                      40,046
   --------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks -- 0.1%
     News Corporation Finance Trust                                 5.000%                                     3 shs       169
                                                                                                                      --------
   Total Preferred Stocks (Identified Cost -- $182)                                                                        169
                                                                                                                      --------
   Total Long-Term Securities (Identified Cost -- $184,720)                                                            179,080
   --------------------------------------------------------------------------------------------------------------------------------

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 6.1%
   Corporate Bonds and Notes -- 0.9%
     Connecticut Light and Power Company                            7.875%               6/1/01         $  1,750      $  1,756
                                                                                                                      --------
   Mortgage-Backed Securities -- 0.3%
     Nationslink Funding Corporation                                5.805%              2/10/01              677           671
                                                                                                                      --------
   U.S. Government and Agency Obligations -- 0.3%
     Freddie Mac                                                    0.000%              11/9/00              500           488/D,J/
                                                                                                                      --------
   Repurchase Agreements -- 4.6%
   Lehman Brothers, Inc.
     6.60%, dated 6/30/00, to be repurchased at
     $4,462 on 7/3/00 (Collateral: $4,575 Freddie
     Mac Notes, 6.92%, due 9/15/05, value $4,549)                                                          4,460         4,460
   Merrill Lynch Government Securities, Inc.
     6.55%, dated 6/30/00, to be repurchased at
     $4,002 on 7/3/00 (Collateral: $4,080 Federal
     Home Loan Bank Notes, 5.36%, due 9/28/05,
     value $4,084)                                                                                         4,000         4,000
                                                                                                                      --------
                                                                                                                         8,460
                                                                                                                      --------
   Total Short-Term Securities (Identified Cost -- $11,377)                                                             11,375
   --------------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 102.8% (Identified Cost -- $196,097)                                                           190,455
   Other Assets Less Liabilities -- (2.8)%                                                                              (5,223)
                                                                                                                      --------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
     19,054 Primary Class shares outstanding                                                            $198,002
         45 Navigator Class shares outstanding                                                               453
   Undistributed net investment income                                                                        90
   Accumulated net realized gain/(loss) on investments,
     options and futures                                                                                  (7,509)
   Unrealized appreciation/(depreciation) of investments,
     options and futures                                                                                  (5,804)
                                                                                                        --------

   Net assets -- 100.0%                                                                                               $185,232
                                                                                                                      ========
   Net asset value per share:
     Primary Class                                                                                                       $9.70
                                                                                                                         =====
     Navigator Class                                                                                                     $9.70
                                                                                                                         =====

   Legg Mason Income Trust, Inc.


   Investment Grade Income Portfolio -- Continued

                                                                                         Expiration       Actual     Appreciation/
                                                                                            Date        Contracts   (Depreciation)
   --------------------------------------------------------------------------------------------------------------------------------
   Futures Contracts Purchased/H/
   U.S. Treasury Bond Futures                                                           September 00           1         $   1
                                                                                                                         -----

   Futures Contracts Written/H/
   U.S. Treasury Note Futures                                                           September 00         219         $(148)
   U.S. Treasury Note Futures                                                           September 00          17           (15)
                                                                                                                         -----
                                                                                                                         $(163)
                                                                                                                         -----
   --------------------------------------------------------------------------------------------------------------------------------

   /A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
   /B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 4.3% of net assets.
   /C/ Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR), Consumer Price Index
       (CPI), or the One-Year Treasury Constant Maturity Rate.
   /D/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
   /E/ When-issued security -- Security purchased on a delayed delivery basis.
       Final settlement amount and maturity date have not yet been announced. /F/ U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
   /G/ Stepped-coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
   /H/ Options and futures are described in more detail in the notes to financial statements.
   /I/ The coupon rates shown on variable rate securities are the rates at June
       30, 2000. These rates vary with the weighted average coupon of the underlying loans.
   /J/ Collateral to cover futures contracts written.
   /K/ Bond is in default at June 30, 2000.
   /L/ Front-Loaded Interest Reduction Bond (FLIRB) -- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par value.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Income Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)


   High Yield Portfolio

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
Long-Term Securities -- 94.6%
   Corporate Bonds and Notes -- 74.8%
     Auto Parts and Equipment -- 3.3%
     American Axle & Manufacturing
       Holdings, Inc.                                               9.750%               3/1/09         $  4,500      $  4,286
     J. L. French Automotive Casting                               11.500%               6/1/09            2,400         2,196
     Tenneco Automotive Inc.                                       11.625%             10/15/09            4,290         3,808/B/
                                                                                                                      --------
                                                                                                                        10,290
                                                                                                                      --------
     Automotive -- 1.5%
     Cambridge Industries Incorporated                             10.250%              7/15/07            1,500           383
     Federal Mogul Corporation                                      7.500%              1/15/09            4,000         2,747
     Hayes Lemmerz International Inc.                               8.250%             12/15/08            2,000         1,700
                                                                                                                      --------
                                                                                                                         4,830
                                                                                                                      --------
     Banking and Finance -- 1.3%
     Orion Power Holdings Inc.                                     12.000%               5/1/10            4,000         4,060/B/
                                                                                                                      --------
     Building Materials -- 2.0%
     American Standard Companies, Inc.                              7.625%              2/15/10            4,000         3,660
     Nortek, Inc.                                                   8.875%               8/1/08            2,790         2,539
                                                                                                                      --------
                                                                                                                         6,199
                                                                                                                      --------
     Cable -- 7.5%
     Adelphia Communications Corporation                            7.750%              1/15/09            4,000         3,380
     Adelphia Communications Corporation                            7.875%               5/1/09            1,993         1,684
     Charter Communication Holdings LLC                             8.625%               4/1/09            2,631         2,325
     Classic Cable Incorporated                                     9.375%               8/1/09              500           436
     Classic Cable Incorporated                                    10.500%               3/1/10            3,000         2,760
     Mediacom LLC                                                   7.875%              2/15/11            4,000         3,520
     NTL Communications Corp.                                       0.000%              10/1/08            8,000         5,240/G/
     NTL Incorporated                                               0.000%               4/1/08            2,000         1,250/F,G/
     UnitedGlobalCom Inc.                                           0.000%              2/15/08            4,300         3,032/F,G/
                                                                                                                      --------
                                                                                                                        23,627
                                                                                                                      --------
     Chemicals -- 3.0%
     Georgia Gulf Corporation                                      10.375%              11/1/07            2,500         2,613
     Huntsman ICI Holdings LLC                                      9.500%               7/1/07            1,250         1,144/B/
     Huntsman ICI Holdings LLC                                      0.000%             12/31/09            8,750         2,887/D/
     Lyondell Chemical Company                                      9.625%               5/1/07              250           247
     Lyondell Chemical Company                                      9.875%               5/1/07            2,625         2,599
                                                                                                                      --------
                                                                                                                         9,490
                                                                                                                      --------

   Legg Mason Income Trust, Inc.


   High Yield Portfolio -- Continued

                                                                    Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Construction and Machinery -- 3.9%
     Better Minerals and Aggregates Co.                            13.000%              9/15/09         $  4,000      $  3,930/B/
     Terex Corporation                                              8.875%               4/1/08            3,000         2,715
     Woods Equipment Company                                       12.000%              7/15/09            6,500         5,826
                                                                                                                      --------
                                                                                                                        12,471
                                                                                                                      --------
     Consumer Products -- 1.7%
     Decora Industries Incorporated                                11.000%               5/1/05            2,500           962
     United Industries Corporation                                  9.875%               4/1/09              500           278
     Weight Watchers International Incorporated                    13.000%              10/1/09            4,050         4,151/B/
                                                                                                                      --------
                                                                                                                         5,391
                                                                                                                      --------
     Electric -- 4.5%
     Calpine Corporation                                            7.750%              4/15/09            4,000         3,790
     CMS Energy Corporation                                         6.750%              1/15/04            1,000           927
     CMS Energy Corporation                                         7.500%              1/15/09            5,250         4,703
     The AES Corporation                                            9.500%               6/1/09            4,750         4,679
                                                                                                                      --------
                                                                                                                        14,099
                                                                                                                      --------
     Energy -- 2.8%
     Ocean Energy Incorporated                                      8.375%               7/1/08            4,000         3,880
     P&L Coal Holdings Corp.                                        9.625%              5/15/08            4,334         4,041
     Plains Resources Incorporated                                 10.250%              3/15/06            1,000           993
                                                                                                                      --------
                                                                                                                         8,914
                                                                                                                      --------
     Engineering and Construction -- 1.3%
     Morrison Knudsen Corporation                                  11.000%               7/1/10            4,000         3,970/B/
                                                                                                                      --------
     Entertainment -- 0.9%
     Booth Creek Ski Holdings Incorporated                         12.500%              3/15/07            3,750         2,719
                                                                                                                      --------
     Environmental Services -- 1.6%
     Allied Waste North America Incorporated                        7.875%               1/1/09            4,500         3,859
     Allied Waste North America Incorporated                       10.000%               8/1/09            1,250         1,050/B/
     Safety-Kleen Corp.                                             9.250%              5/15/09            4,500           129/E/
                                                                                                                      --------
                                                                                                                         5,038
                                                                                                                      --------
     Financial Services -- 2.6%
     Sovereign Bancorp, Inc.                                       10.500%             11/15/06            4,325         4,325
     Willis Corroon Corporation                                     9.000%               2/1/09            4,750         4,014
                                                                                                                      --------
                                                                                                                         8,339
                                                                                                                      --------

                                                                  Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Food -- 0.6%
     International Fast Foods Corporation                        11.000%             10/31/07         $  6,884      $  1,996/B,F,H/
                                                                                                                    --------
     Gaming -- 2.6%
     Harrahs Operating Co. Inc.                                   7.875%             12/15/05              750           705
     International Game Technology                                8.375%              5/15/09            1,700         1,606/B/
     Isle of Capri Casinos Inc.                                   8.750%              4/15/09            1,000           923
     Mohegan Tribal Gaming Authority                              8.750%               1/1/09            2,000         1,910
     Pinnacle Entertainment, Inc.                                 9.250%              2/15/07            2,000         2,000
     Pinnacle Entertainment, Inc.                                 9.500%               8/1/07            1,000           995
                                                                                                                    --------
                                                                                                                       8,139
                                                                                                                    --------
     Gas and Pipeline Utilities -- 0.9%
     Pioneer Natural Resources Company                            9.625%               4/1/10            2,750         2,832
                                                                                                                    --------
     Homebuilding -- 0.8%
     Fortress Group                                              13.750%              5/15/03            4,250         2,417
                                                                                                                    --------
     Industrial -- 1.0%
     Holley Performance Products                                 12.250%              9/15/07            4,500         3,262/B/
                                                                                                                    --------
     Industrial Services -- 1.4%
     Blount International Inc.                                   13.000%               8/1/09            4,500         4,590/B/
                                                                                                                    --------
     Lodging/Hotels -- 1.2%
     HMH Properties, Inc.                                         8.450%              12/1/08            4,000         3,725
                                                                                                                    --------
     Media -- 4.3%
     Brill Media Company, LLC                                    12.000%             12/15/07            3,000         1,800/G/
     Echostar Communications Corporation                          9.375%               2/1/09            4,500         4,342
     Mentus Media Corporation                                    12.000%               2/1/03            7,129         3,564/F/
     Source Media, Inc.                                          12.000%              11/1/04            2,500         1,516/F/
     TV Guide Incorporated                                        8.125%               3/1/09            2,500         2,469
                                                                                                                    --------
                                                                                                                      13,691
                                                                                                                    --------
     Packaging -- 0.5%
     Packaging Corporation of America                             9.625%               4/1/09            1,500         1,496
                                                                                                                    --------
     Retail -- 2.4%
     Pour Le Bebe, Inc.                                          20.000%              6/30/99            3,461           505/E,J,I/
     Pour Le Bebe, Inc.                                          13.000%               8/9/01            1,964           286/E,J,I/
     Relax the Back Corporation                                  11.000%              5/22/03            4,000         3,400/I,J/
     Relax the Back Corporation                                  13.000%              5/22/03            4,832         3,382/F,I,J/
                                                                                                                    --------
                                                                                                                       7,573
                                                                                                                    --------

   Legg Mason Income Trust, Inc.


   High Yield Portfolio -- Continued

                                                                  Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- Continued
     Steel (Producers) -- 0.8%
     Alaska Steel Corporation                                     7.875%              2/15/09         $  2,850      $  2,544
                                                                                                                    --------
     Supermarkets -- 0.7%
     Big V Supermarkets, Incorporated                            11.000%              2/15/04            2,500         2,138
                                                                                                                    --------
     Telecommunications -- 17.4%
     Adelphia Business Solutions Inc.                            12.000%              11/1/07            3,500         3,255
     Airgate PCS Inc.                                             0.000%              10/1/09            5,696         3,289/G/
     Alamosa Holdings Incorporated                                0.000%              2/15/10            5,000         2,625/G/
     Crown Castle International Corp.                            10.750%               8/1/11            1,000         1,010
     Focal Communications Corporation                             0.000%              2/15/08            1,500         1,020/D/
     Focal Communications Corporation                            11.875%              1/15/10            2,000         2,015
     Hermes Europe RailTel                                       10.375%              1/15/09            4,000         3,360
     Intermedia Communications, Inc.                              0.000%              7/15/07            4,250         3,315/G/
     Level 3 Communications, Inc.                                 0.000%              12/1/08            1,500           919/G/
     Level 3 Communications, Inc.                                 0.000%              3/15/10            3,000         1,642/B,G/
     McLeodUSA Incorporated                                       8.375%              3/15/08            1,500         1,365
     Metricom Finance Incorporated                               13.000%              2/15/10            2,250         1,553
     Metromedia Fiber Network Inc.                               10.000%             12/15/09            1,000           990
     Nextel Communications                                        9.375%             11/15/09            3,500         3,360/B/
     NEXTLINK Communications, Inc.                               10.750%               6/1/09            4,000         3,960
     Orion Network Systems Inc.                                  11.250%              1/15/07            4,750         2,898
     Primus Telecommunications
       Group, Incorporated                                       12.750%             10/15/09            4,500         3,623/B/
     PSINet Inc.                                                 10.500%              12/1/06              500           462
     PSINet Inc.                                                 11.000%               8/1/09            4,000         3,720
     Verio Inc.                                                  10.375%               4/1/05            2,000         2,130/B/
     Verio Inc.                                                  10.625%             11/15/09            2,000         2,227
     VoiceStream Wireless Corporation                            10.375%             11/15/09              975         1,004
     Williams Communications Group, Inc.                         10.875%              10/1/09            3,000         2,940
     Winstar Communications Incorporated                          0.000%              4/15/10            3,741         1,721/G/
     Winstar Communications Incorporated                         12.750%              4/15/10              509           475
                                                                                                                    --------
                                                                                                                      54,878
                                                                                                                    --------
     Textiles -- 0.8%
     Westpoint Stevens Incorporated                               7.875%              6/15/05            3,000         2,505
                                                                                                                    --------
     Transportation -- 1.5%
     Avis Group Holdings, Inc.                                   11.000%               5/1/09            4,500         4,714
                                                                                                                    --------
   Total Corporate Bonds and Notes (Identified Cost -- $275,652)                                                     235,937
   --------------------------------------------------------------------------------------------------------------------------------

                                                                  Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Yankee Bonds/A/-- 12.0%
     Airlines -- 0.2%
     Canadian Airlines Corporation                               12.250%               8/1/06         $  5,350      $    776/E/
                                                                                                                    --------
     Cable -- 3.6%
     Callahan Nordrhein Westfalen                                 0.000%              7/15/10            3,500         1,616/B,G/
     Rogers Cablesystems Limited                                 10.000%              12/1/07            1,000         1,022
     Rogers Communications, Inc.                                  8.875%              7/15/07            2,500         2,450
     Telewest PLC                                                 0.000%              10/1/07            2,500         2,381/G/
     United Pan-Europe Communications N.V.                       10.875%               8/1/09            3,750         3,281
     United Pan-Europe Communications N.V.                        0.000%               2/1/10            1,500           705/G/
                                                                                                                    --------
                                                                                                                      11,455
                                                                                                                    --------
     Chemicals -- 1.5%
     Avecia Group PLC                                            11.000%               7/1/09            4,750         4,679
                                                                                                                    --------
     Electronics -- 0.4%
     Flextronics International Ltd.                               9.875%               7/1/10            1,100         1,108/B/
                                                                                                                    --------
     Entertainment -- 1.4%
     V2 Music Holdings PLC                                        0.000%              4/15/08            7,000         1,934/B,G/
     V2 Music Holdings PLC                                        0.000%              4/15/08            6,000         2,496/B,G,K/
                                                                                                                    --------
                                                                                                                       4,430
                                                                                                                    --------
     Real Estate Investment Trusts -- 0.8%
     Trizec Finance Corporation Ltd.                             10.875%             10/15/05            2,340         2,422
                                                                                                                    --------
     Telecommunications -- 4.1%
     Global Crossing Holdings Limited                             9.500%             11/15/09            3,250         3,136/B/
     Grupo Iusacell S.A. de C.V.                                 14.250%              12/1/06            3,500         3,666
     Rogers Cantel Mobile Communications Inc.                     8.300%              10/1/07            4,500         4,399
     RSL Communications PLC                                      12.875%               3/1/10            2,500         1,888
                                                                                                                    --------
                                                                                                                      13,089
                                                                                                                    --------
   Total Yankee Bonds (Identified Cost -- $48,775)                                                                    37,959
   --------------------------------------------------------------------------------------------------------------------------------
   Common Stocks/L/ -- 2.3%
     Food -- N.M.
     International Fast Foods Corporation                                                                   51 shs        21/B/
                                                                                                                    --------
     Pharmaceuticals -- 0.4%
     Unigene Labs, Inc.                                                                                    500         1,437/B/
                                                                                                                    --------

   Legg Mason Income Trust, Inc.


   High Yield Portfolio -- Continued

                                                                  Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
   Common Stocks -- Continued
     Telecommunications -- 1.9%
     Global Crossing Limited                                                                               185 shs  $  4,871/B/
     McLeodUSA Incorporated                                                                                 18           378
     Pegasus Communications Corporation                                                                     14           676
                                                                                                                    --------
                                                                                                                       5,925
                                                                                                                    --------
   Total Common Stocks (Identified Cost -- $2,036)                                                                     7,383
   --------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks -- 5.3%
     Cable -- 0.6%
     News Corporation Finance Trust                               5.000%                                    29         1,752
                                                                                                                    --------
     Industrial -- 1.1%
     High Voltage Engineering Corporation                        12.500%                                     5         3,568/B,F/
     IXC Communications Incorporated                             12.500%                                  N.M.             3/B,F/
                                                                                                                    --------
                                                                                                                       3,571
                                                                                                                    --------
     Media -- 2.7%
     Paxson Communications Corporation                           12.500%                                     2         1,984
     Paxson Communications Corporation                           13.250%                                     1         5,686
     Source Media, Inc.                                          13.500%                                   129           820/B,F/
                                                                                                                    --------
                                                                                                                       8,490
                                                                                                                    --------
     Retail -- N.M.
     Relax the Back Corporation                                  10.000%                                 1,702             0/F,J/
                                                                                                                    --------
     Telecommunications -- 0.9%
     PSINet Inc.                                                  7.000%                                    80         2,730
                                                                                                                    --------
   Total Preferred Stocks (Identified Cost -- $25,325)                                                                16,543
   --------------------------------------------------------------------------------------------------------------------------------
   Warrants/L/ -- 0.2%
     Firstworld Communications Incorporated                                                                  4 wts       280/B/
     Global Telesystems Holdings Ltd.                                                                       10             0/B/
     Metricom Incorporated                                                                                   4            85
     MMH Holdings Incorporated                                                                            N.M.             0/B/
     Next Generation Network Incorporated                                                                   16             0
     Primus Telecommunications Group                                                                         3            93/B/
     Relax the Back Corporation                                                                          1,307             0/J/
     Star Choice Communications                                                                             20           133/B/
     V2 Music Holdings PLC                                                                                   7             0/B/
     V2 Music Holdings PLC                                                                                   6             0/B/
                                                                                                                    --------
   Total Warrants (Identified Cost -- $1,230)                                                                            591
                                                                                                                    --------
   Total Long-Term Securities (Identified Cost -- $353,018)                                                          298,413
   --------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 4.1%
   Repurchase Agreements -- 4.1%
     Lehman Brothers, Inc.
       6.60%, dated 6/30/00, to be repurchased at $5,079
       on 7/3/00 (Collateral: $5,325 Fannie Mae Notes,
       5.67%, due 10/6/03, value $5,180)                                                              $  5,076      $  5,076
     Merrill Lynch Government Securities, Inc.
       6.55%, dated 6/30/00, to be repurchased at $8,004
       on 7/3/00 (Collateral: $8,160 Freddie Mac Notes,
       6.94%, due 1/14/10, value $8,160)                                                                 8,000         8,000
                                                                                                                    --------
   Total Short-Term Securities (Identified Cost -- $13,076)                                                           13,076
   --------------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 98.7% (Identified Cost -- $366,094)                                                          311,489
   Other Assets Less Liabilities -- 1.3%                                                                               4,128
                                                                                                                    --------

   Net assets consisting of:
   Accumulated paid-in capital applicable to:
     25,188 PrimaryClass shares outstanding                                                           $389,253
         52 Navigator Class shares outstanding                                                             807
   Undistributed net investment income                                                                     632
   Accumulated net realized gain/(loss) on investments, options and futures                            (20,470)
   Unrealized appreciation/(depreciation) of investments, options and futures                          (54,605)
                                                                                                      --------

   Net assets -- 100.0%                                                                                             $315,617
                                                                                                                    ========
   Net asset value per share:
     Primary Class                                                                                                    $12.50
                                                                                                                      ======
     Navigator Class                                                                                                  $12.50
                                                                                                                      ======
   --------------------------------------------------------------------------------------------------------------------------------

   /A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
   /B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 20.9% of net assets.
   /C/ Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR). Consumer Price Index
       (CPI), or the One-Year Treasury Constant Maturity Rate.
   /D/ Zero-coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
   /E/ Bond is in default at June 30, 2000.
   /F/ Pay-in-Kind ("PIK") Security -- A bond in which interest during the initial few years is paid in additional PIK bonds rather than in cash. /G/ Stepped-coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
   /H/ Convertible bond -- Bond may be converted into common stock of the company.
   /I/ Private placement.
   /J/ Illiquid security valued at fair value under procedures adopted by the
       Board of Directors.
   /K/ Denominated in British pounds.
   /L/ Non-income producing.
   N.M. -- Not meaningful.

   See notes to financial statements.

   Statement of Net Assets
   Legg Mason Income Trust, Inc.
   June 30, 2000 (Unaudited)
   (Amounts in Thousands)


   U.S. Government Money Market Portfolio

                                                                  Rate            Maturity Date       Par/Shares      Value
   --------------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 90.3%
     Fannie Mae                                               5.62% to 6.45%     7/12/00 to 3/9/01    $108,000      $107,649
     Federal Agricultural Mortgage Association                    5.30%               7/18/00            5,000         4,988
     Federal Farm Credit Bank                                 5.85% to 6.4%       7/6/00 to 12/1/00     64,000        63,751
     Federal Home Loan Bank                                  5.375% to 6.875%     7/7/00 to 6/21/01     73,000        72,685
     Freddie Mac                                              5.25% to 6.72%      7/5/00 to 5/24/01    125,000       123,947
     Tennessee Valley Authority                               6.34% to 6.36%     7/11/00 to 7/21/00     20,000        19,947
                                                                                                                    --------
     Total U.S. Government and Agency Obligations (Identified Cost -- $392,967)                                      392,967
   --------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 21.8%
   Lehman Brothers, Inc.
     6.60%, dated 6/30/00, to be repurchased at $54,681
     on 7/3/00 (Collateral: $59,120 Federal Home Loan
     Bank Notes, 6.717% - 6.70%, due 2/4/14 - 3/10/16,
     value $55,771)                                                                                     54,651        54,651
   Merrill Lynch Government Securities, Inc.
     6.55%, dated 6/30/00, to be repurchased at $40,022
     on 7/3/00 (Collateral: $38,950 U.S. Treasury
     Inflation-Indexed Security, 3.625%, due 1/15/08,
     value $43,939)                                                                                     40,000        40,000
                                                                                                                    --------
   Total Repurchase Agreements (Identified Cost -- $94,651)                                                           94,651
   --------------------------------------------------------------------------------------------------------------------------------
   Total Investments, at Amortized Cost and Value -- 112.1%                                                          487,618
   Other Assets Less Liabilities -- (12.1)%                                                                          (52,735)
                                                                                                                    --------
   Net assets applicable to 434,880 shares outstanding -- 100.0%                                                    $434,883
                                                                                                                    ========
   Net asset value per share                                                                                           $1.00
                                                                                                                       =====
   --------------------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Statements of Operations
   Legg Mason Income Trust, Inc.
   (Amounts in Thousands) (Unaudited)

                                                                                      Six Months Ended 6/30/00
                                                                ----------------------------------------------------------------
                                                                 U.S. Government     Investment Grade   High    U.S. Government
                                                                Intermediate-Term         Income       Yield      Money Market
                                                                   Portfolio             Portfolio    Portfolio     Portfolio
   -----------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                        $10,227               $ 7,185      $ 16,509       $12,254
   Dividends                                                            63                    25         1,641            --
                                                                   -------               -------      --------       -------
     Total income                                                   10,290                 7,210        18,150        12,254
                                                                   -------               -------      --------       -------
Expenses:
   Management fee                                                      794                   548         1,136         1,027
   Distribution and service fees                                       700                   456           872           205
   Transfer agent and shareholder servicing expense                     65                    54            75           125
   Audit and legal fees                                                 25                    19            92            18
   Custodian fee                                                        77                    84            62            52
   Directors' fees                                                       5                     4             5             5
   Registration fees                                                    21                    16            26            47
   Reports to shareholders                                              12                    11            12            18
   Other expenses                                                        9                     3             7             2
                                                                   -------               -------      --------       -------
                                                                     1,708                 1,195         2,287         1,499
     Less fees waived                                                 (289)                 (283)           --            --
                                                                   -------               -------      --------       -------
     Total expenses, net of waivers                                  1,419                   912         2,287         1,499
                                                                   -------               -------      --------       -------
   Net Investment Income                                             8,871                 6,298        15,863        10,755
                                                                   -------               -------      --------       -------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on:
     Investments                                                    (2,441)               (1,784)      (20,405)           --
     Options                                                            (3)                   (1)           --            --
     Futures                                                           548                   114            --            --
                                                                   -------               -------      --------       -------
                                                                    (1,896)               (1,671)      (20,405)           --
                                                                   -------               -------      --------       -------
   Change in unrealized appreciation/(depreciation)
     of investments, options and futures                             3,952                    63        (6,914)           --
                                                                   -------               -------      --------       -------
   Net Realized and Unrealized Gain/(Loss)
     on Investments                                                  2,056                (1,608)      (27,319)           --
   -----------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting
     From Operations                                               $10,927               $ 4,690      $(11,456)      $10,755
   -----------------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Statements of Changes in Net Assets
   Legg Mason Income Trust, Inc.
   (Amounts in Thousands)

                                        U.S. Government          Investment Grade             High              U.S. Government
                                       Intermediate-Term             Income                  Yield               Money Market
                                           Portfolio                Portfolio              Portfolio               Portfolio
                                    ---------------------    ---------------------   ---------------------  ----------------------
                                     Six Months     Year      Six Months     Year     Six Months     Year    Six Months      Year
                                       Ended       Ended        Ended       Ended       Ended       Ended      Ended        Ended
                                      6/30/00    12/31/99      6/30/00    12/31/99     6/30/00    12/31/99    6/30/00     12/31/99
   -------------------------------------------------------------------------------------------------------------------------------
                                    (Unaudited)              (Unaudited)             (Unaudited)            (Unaudited)
Change in Net Assets:
   Net investment income             $  8,871    $ 18,043    $  6,298    $ 11,129    $ 15,863    $ 28,018    $ 10,755    $ 17,766
   Net realized gain/(loss)
     on investments,
     options and futures               (1,896)     (7,667)     (1,671)     (5,681)    (20,405)     70,521          --           2
   Change in unrealized
     appreciation/(depreciation)
     of investments, options
     and futures                        3,952     (12,058)         63      (6,779)     (6,914)    (59,732)         --          --
   -------------------------------------------------------------------------------------------------------------------------------
   Change in net assets
     resulting from operations         10,927      (1,682)      4,690      (1,331)    (11,456)     38,807      10,755      17,768
   Distributions to shareholders:
     From net investment income:
       Primary Class                   (8,581)    (17,554)     (6,289)    (11,113)    (14,512)    (28,724)    (10,755)    (17,766)
       Navigator Class                   (290)       (489)         (9)        (16)        (29)        (43)         --          --
     From net realized gain
       on investments                      --          --          --        (569)    (31,987)         --          --          --
   Change in net assets from
     Fund share transactions:
       Primary Class                  (31,531)    (35,260)      2,786      27,497      (2,262)    (68,840)     54,889      (9,474)
       Navigator Class                   (582)      2,199         201           1          94         622         N/A         N/A
   -------------------------------------------------------------------------------------------------------------------------------
   Change in net assets               (30,057)    (52,786)      1,379      14,469     (60,152)    (58,178)     54,889      (9,472)

Net Assets:
   Beginning of period                307,283     360,069     183,853     169,384     375,769     433,947     379,994     389,466
   -------------------------------------------------------------------------------------------------------------------------------
   End of period                     $277,226    $307,283    $185,232    $183,853    $315,617    $375,769    $434,883    $379,994
   -------------------------------------------------------------------------------------------------------------------------------
   Undistributed net
     investment income               $     --    $     --    $     90    $     90    $    632    $   (690)   $     --    $     --
   -------------------------------------------------------------------------------------------------------------------------------

   See notes to financial statements.

   Financial Highlights
   Legg Mason Income Trust, Inc.


     Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                      Investment Operations                          Distributions
                                           --------------------------------------- ------------------------------------------------
                                                        Net Realized
                                                       and Unrealized                                       From
                               Net Asset       Net     Gain/(Loss) on     Total      From      In Excess     Net
                                Value,     Investment   Investments,       From       Net       of Net     Realized
                               Beginning     Income/      Options       Investment Investment  Investment   Gain on      Total
                               of Period     (Loss)     and Futures     Operations   Income      Income   Investments Distributions
   --------------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
   Six Months Ended
     June 30, 2000*              $ 9.92     $ .30/A/       $  .07         $ .37     $ (.30)      $  --     $   --        $ (.30)
   Years Ended Dec. 31,
     1999                         10.51       .54/A/         (.59)         (.05)      (.54)         --         --          (.54)
     1998                         10.40       .56/A/          .11           .67       (.55)       (.01)        --          (.56)
     1997                         10.31       .60/A/          .09           .69       (.59)       (.01)        --          (.60)
     1996                         10.47       .61/A/         (.16)          .45       (.60)       (.01)        --          (.61)
     1995                          9.72       .57/A/          .75          1.32       (.57)         --         --          (.57)

Investment Grade Income Portfolio
   Six Months Ended
     June 30, 2000*              $ 9.78     $ .33/B/       $ (.08)        $ .25     $ (.33)      $  --     $   --        $ (.33)
   Years Ended Dec. 31,
     1999                         10.52       .61/B/         (.71)         (.10)      (.61)         --       (.03)         (.64)
     1998                         10.59       .60/B/          .12           .72       (.60)         --       (.19)         (.79)
     1997                         10.22       .65/B/          .37          1.02       (.65)         --         --          (.65)
     1996                         10.44       .64/B/         (.22)          .42       (.64)         --         --          (.64)
     1995                          9.27       .65/B/         1.17          1.82       (.65)         --         --          (.65)

High Yield Portfolio
   Six Months Ended
     June 30, 2000*              $14.97     $ .66          $(1.13)        $(.47)    $ (.61)      $  --     $(1.39)       $(2.00)
   Years Ended Dec. 31,
     1999                         14.72      1.01             .29          1.30      (1.05)         --         --         (1.05)
     1998                         16.29      1.32           (1.56)         (.24)     (1.32)         --       (.01)        (1.33)
     1997                         15.37      1.35             .99          2.34      (1.34)         --       (.08)        (1.42)
     1996                         14.62      1.33             .76          2.09      (1.34)         --         --         (1.34)
     1995                         13.57      1.29            1.05          2.34      (1.29)         --         --         (1.29)
   --------------------------------------------------------------------------------------------------------------------------------
                                                                                     Ratios/Supplemental Data
                                                               --------------------------------------------------------------------
                                                                                            Net
                                             Net Asset                                   Investment                  Net Assets,
                                              Value,                       Expenses    Income/(Loss)     Portfolio     End of
                                              End of           Total      to Average     to Average      Turnover      Period
                                              Period           Return     Net Assets     Net Assets        Rate    (in thousands)
   --------------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate-Term Portfolio
   Six Months Ended
     June 30, 2000*                           $ 9.99           3.83%/D/    1.00%/A,E/    6.13%/A,E/       362%/E/     $268,667
   Years Ended Dec. 31,
     1999                                       9.92           (.48)%      1.00%/A/      5.28%/A/         979%         298,207
     1998                                      10.51           6.56%       1.00%/A/      5.30%/A/         356%         352,729
     1997                                      10.40           6.95%       1.00%/A/      5.84%/A/         252%         300,952
     1996                                      10.31           4.47%        .98%/A/      5.91%/A/         354%         293,846
     1995                                      10.47          13.88%        .93%/A/      5.59%/A/         290%         231,886

Investment Grade Income Portfolio
   Six Months Ended
     June 30, 2000*                           $ 9.70           2.64%/D/    1.00%/B,E/    6.88%/B,E/       104%/E/     $184,795
   Years Ended Dec. 31,
     1999                                       9.78           (.91)%      1.00%/B/      6.08%/B/         145%         183,615
     1998                                      10.52           6.99%       1.00%/B/      5.68%/B/         279%         169,129
     1997                                      10.59          10.31%       1.00%/B/      6.28%/B/         259%         122,100
     1996                                      10.22           4.31%        .97%/B/      6.42%/B/         383%          91,928
     1995                                      10.44          20.14%        .88%/B/      6.49%/B/         221%          85,633

High Yield Portfolio
   Six Months Ended
     June 30, 2000*                           $12.50          (3.24)%/D/   1.31%/E/      9.05%/E/          38%/E/     $314,966
   Years Ended Dec. 31,
     1999                                      14.97           8.82%       1.31%         6.51%             83%         375,099
     1998                                      14.72          (1.79)%      1.30%         8.17%            107%         433,947
     1997                                      16.29          15.86%       1.30%         8.60%            116%         382,143
     1996                                      15.37          14.91%       1.35%         9.05%             77%         234,108
     1995                                      14.62          18.01%       1.47%         9.28%             47%         108,417
   --------------------------------------------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.

                                                      Investment Operations                          Distributions
                                           --------------------------------------- ------------------------------------------------
                                                        Net Realized
                                                       and Unrealized                                       From
                               Net Asset       Net     Gain/(Loss) on     Total      From      In Excess     Net
                                Value,     Investment   Investments,       From       Net       of Net     Realized
                               Beginning     Income/      Options       Investment Investment  Investment   Gain on      Total
                               of Period     (Loss)     and Futures     Operations   Income      Income   Investments Distributions
   --------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio
   Six Months Ended
     June 30, 2000*               $1.00      $.03          $   --          $.03      $(.03)      $  --     $   --        $(.03)
   Years Ended Dec. 31,
     1999                          1.00       .04             Nil           .04       (.04)         --         --         (.04)
     1998                          1.00       .05            (Nil)          .05       (.05)         --         --         (.05)
     1997                          1.00       .05             Nil           .05       (.05)         --         --         (.05)
     1996                          1.00       .05             Nil           .05       (.05)         --         --         (.05)
     1995                          1.00       .05             Nil           .05       (.05)         --         --         (.05)
   --------------------------------------------------------------------------------------------------------------------------------
                                                                                     Ratios/Supplemental Data
                                                               --------------------------------------------------------------------
                                                                                            Net
                                             Net Asset                                   Investment                  Net Assets,
                                              Value,                       Expenses    Income/(Loss)     Portfolio     End of
                                              End of           Total      to Average     to Average      Turnover      Period
                                              Period           Return     Net Assets     Net Assets        Rate    (in thousands)
   --------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio
   Six Months Ended
     June 30, 2000*                           $1.00            5.34%/E/     .73%/E/      5.22%/E/          --%        $434,883
   Years Ended Dec. 31,
     1999                                      1.00            4.44%        .73%         4.34%             --          379,994
     1998                                      1.00            4.83%        .75%         4.73%             --          389,466
     1997                                      1.00            4.86%        .75%         4.77%             --          324,696
     1996                                      1.00            4.81%        .66%         4.71%             --          325,210
     1995                                      1.00            5.31%        .67%         5.17%             --          316,646
   --------------------------------------------------------------------------------------------------------------------------------

   /A/ Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.9% until April 30, 1995; 0.95% until April 30, 1996; and 1.00% until April 30, 2001. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 2000, 1.20%; 1999, 1.19%; 1998, 1.20%; 1997, 1.21%; 1996, 1.26% and 1995,
       1.24%.
   /B/ Net of fees waived by LMFA for expenses in excess of voluntary expense limitations of: 0.85% until April 30, 1995; 0.9% until April 30, 1996; and 1.00% until April 30, 2001. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 2000, 1.31%; 1999, 1.31%; 1998, 1.35%; 1997, 1.39%; 1996, 1.43% and 1995,
       1.38%.
   /D/ Not annualized.
   /E/ Annualized.
     * Unaudited.

   See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Income Trust, Inc.
   (Amounts in Thousands) (Unaudited)

   -----------------------------------------------------------------------------

1. Significant Accounting Policies:

      The Legg Mason Income Trust, Inc. ("Corporation"), consisting of the U.S. Government Intermediate-Term Portfolio ("Government Intermediate"), the Investment Grade Income Portfolio ("Investment Grade"), the High Yield Portfolio ("High Yield"), and the U.S. Government Money Market Portfolio ("Government Money Market") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      The Government Intermediate, Investment Grade and High Yield Portfolios consist of two classes of shares: Primary Class, offered since 1987, and Navigator Class, offered to certain institutional investors since December 1, 1994, December 1, 1995, and May 5, 1998, respectively. Information about Navigator Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation

      Securities owned by Government Intermediate, Investment Grade and High Yield for which market quotations are readily available are valued at current market value. In determining fair value, the Board of Directors and management consider all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material. At June 30, 2000, $7,573, or 2.4%, of the High Yield Portfolio's net assets were valued by management in accordance with the procedures adopted by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost by each Fund.

      With respect to High Yield, where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

      The investments of Government Money Market are valued on the basis of amortized cost, so long as the Fund's Board of Directors determines that this method constitutes fair value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate accretion or amortization of any discount or premium is recorded until maturity of the security.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income will be declared daily and paid monthly for each Fund except High

   Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------

   Yield, which will declare and pay dividends monthly. Net capital gain distributions, which are calculated at a Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations. At June 30, 2000, accrued dividends payable were as follows: Government Intermediate, $670; Investment Grade, $510; High Yield, $0; and Government Money Market, $1,021. There were no capital gain distributions payable at June 30, 2000.

   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2000, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                      Receivable for        Payable for
                                      Securities Sold   Securities Purchased
   -------------------------------------------------------------------------
   Government Intermediate               $   --                $ 2,148
   Investment Grade                         796                  8,047
   High Yield                             2,595                  5,942
   Government Money Market                   --                 59,581

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the six months ended June 30, 2000, investment transactions (excluding short-term investments) were as follows:

                                           Purchases                     Proceeds From Sales
                               ---------------------------------  --------------------------------
                               U.S. Gov't. Securities    Other    U.S. Gov't. Securities    Other
   -----------------------------------------------------------------------------------------------
   Government Intermediate            $426,318           $42,220         $458,080          $17,408
   Investment Grade                     55,294            39,112           56,871           36,369
   High Yield                            2,083            59,314            2,083           80,119

   -----------------------------------------------------------------------------

      At June 30, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                     Net Appreciation/
                                           Cost        Appreciation   Depreciation    (Depreciation)
   ---------------------------------------------------------------------------------------------------
   Government Intermediate               $282,547         $2,642       $ (6,944)        $ (4,302)
   Investment Grade                       196,097          1,448         (7,090)          (5,642)
   High Yield                             366,094          9,370        (63,975)         (54,605)
   Government Money Market                487,618             --             --               --

      Unused capital loss carryforwards for federal income tax purposes at June 30, 2000, were as follows: Government Intermediate, $4,791 which expires in 2002, $699 which expires in 2003, and $4,880 which expires in 2007; Investment Grade, $5,433 which expires in 2007; and Government Money Market, $2 which expires in 2006. High Yield has no capital loss carryforwards.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

      As part of their investment programs, Government Intermediate and Investment Grade may utilize options and futures. Options may be written
   (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

      When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below.

   Purchased option:                  Impact on the Fund:
   The option expires                 Realize a loss in the amount of the cost of the option.
   ------------------------------------------------------------------------------------------
   The option is closed through a     Realize a gain or loss depending on whether
   closing sale transaction           the proceeds from the closing sale transaction are
                                      greater or less than the cost of the option.
   ------------------------------------------------------------------------------------------
   The Fund exercises a call option   The cost of the security purchased through the
                                      exercise of the option will be increased by the
                                      premium originally paid to purchase the option.
   ------------------------------------------------------------------------------------------
   The Fund exercises a put option    Realize a gain or loss from the sale of the underlying
                                      security. The proceeds of that sale will be reduced by
                                      the premium originally paid to purchase the put option.
   ------------------------------------------------------------------------------------------

   Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------

   Written option:                      Impact on the Fund:
   The option expires                   Realize a gain equal to the amount of the premium
                                        received.
   ------------------------------------------------------------------------------------------------
   The option is closed through a       Realize a gain or loss without regard to any unrealized
   closing purchase transaction         gain or loss on the underlying security and eliminate the
                                        option liability. The Fund will realize a loss in this
                                        transaction if the cost of the closing purchase exceeds
                                        the premium received when the option was written.
   ------------------------------------------------------------------------------------------------
   A written call option is exercised   Realize a gain or loss from the sale of the underlying
   by the option purchaser              security. The proceeds of that sale will be increased by
                                        the premium originally received when the option was written.
   ------------------------------------------------------------------------------------------------
   A written put option is exercised   The amount of the premium originally received will reduce the
   by the option purchaser             cost of the security that the Fund purchased when the option was exercised.
   ------------------------------------------------------------------------------------------------

      The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

      Activity in call and put options during the period was as follows:

                                                            Calls                 Puts
                                                   -------------------------------------------
                                                     Actual                Actual
   Government Intermediate                         Contracts  Premiums   Contracts    Premiums
   -------------------------------------------------------------------------------------------
   Options outstanding, December 31, 1999             --       $ --      $ 16,600       $ 166
   Options written                                    --         --            --          --
   Options closed                                     --         --            --          --
   Options expired                                    --         --       (16,600)       (166)
   Options exercised                                  --         --            --          --
   -------------------------------------------------------------------------------------------
   Options outstanding, June 30, 2000                 --       $ --            --       $  --
   ===========================================================================================
                                                            Calls                 Puts
                                                   -------------------------------------------
                                                     Actual                Actual
   Investment Grade                                Contracts  Premiums   Contracts    Premiums
   -------------------------------------------------------------------------------------------
   Options outstanding, December 31, 1999             --       $ --         4,600       $  46
   Options written                                    --         --            --          --
   Options closed                                     --         --            --          --
   Options expired                                    --         --        (4,600)        (46)
   Options exercised                                  --         --            --          --
   -------------------------------------------------------------------------------------------
   Options outstanding, June 30, 2000                 --       $ --            --       $  --
   ===========================================================================================

   -----------------------------------------------------------------------------

      Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      The open futures positions and related appreciation or depreciation at June 30, 2000, are listed at the end of Government Intermediate's and Investment Grade's respective statements of net assets.

5. Financial Instruments:

   Forward Currency Exchange Contracts

      As part of its investment program, High Yield may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

      Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by High Yield as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.

      At June 30, 2000, High Yield had no open forward currency exchange contracts.

6. Transactions With Affiliates:

      Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.

   Legg Mason Income Trust, Inc.

   -----------------------------------------------------------------------------

      LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                                                Six Months Ended
                                                                                                  June 30, 2000    At June 30, 2000
                                                                                                ----------------   ----------------
                                                                                                   Management         Management
                                   Management      Expense         Expense Limitation                 Fees               Fee
   Fund                                Fee       Limitation          Expiration Date                 Waived            Payable
   --------------------------------------------------------------------------------------------------------------------------------
   Government Intermediate                                    April 30, 2001, or until net            $289               $ 36
     Primary                          0.55%         1.00%      assets reach $400 million
     Navigator                        0.55%         0.50%
   Investment Grade                                           April 30, 2001, or until net             283                 43
     Primary                          0.60%         1.00%      assets reach $250 million
     Navigator                        0.60%         0.50%
   High Yield                                                             --                            --                170
     Primary                          0.65%         None
     Navigator                        0.65%         None
   Government Money Market            0.50%         None                  --                            --                178

      Western Asset Management Company ("Adviser") serves as investment adviser to the Funds. The Adviser is responsible for the actual investment activity of each Fund. LMFA pays the Adviser a fee, computed daily and payable monthly, at an annual rate of: 40% of the management fee received by LMFA for Investment Grade; 77% for High Yield; and 30% for Government Money Market. For Government Intermediate, LMFA pays the Adviser a fee, computed daily and payable monthly, at 0.20% of its average daily net assets, not to exceed the fee received by LMFA.

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                           At June 30, 2000
                                                       ------------------------
                              Distribution   Service   Distribution and Service
   Fund                           Fee          Fee           Fees Payable
   ----------------------------------------------------------------------------
   Government Intermediate       0.25%        0.25%             $111
   Investment Grade              0.25%        0.25%               75
   High Yield                    0.25%        0.25%              131
   Government Money Market         --         0.10%               36

      Legg Mason has agreed that it will not request payment of more than 0.10% annually from Government Money Market indefinitely. If this voluntary limit is terminated, the Fund may pay Legg Mason a Rule 12b-1 service fee in an amount not to exceed an annual rate of 0.20% of its average daily net assets.

      Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended June 30, 2000:
   Government Intermediate, $18; Investment Grade, $14; High Yield, $23; and Government Money Market, $43.

      LMFA, the Adviser and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

   -----------------------------------------------------------------------------

7. Line of Credit:

      The Funds, except for Government Money Market, but including certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2000, the Funds had no borrowings under the Credit Agreement.

8. Fund Share Transactions:

      At June 30, 2000, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                                 Reinvestment
                                               Sold            of Distributions          Repurchased                Net Change
                                      ----------------------   ----------------   --------------------------   --------------------
                                          Shares     Amount     Shares   Amount       Shares        Amount      Shares     Amount
   --------------------------------------------------------------------------------------------------------------------------------
   Government Intermediate
   --Primary Class
     Six Months Ended June 30, 2000       2,409   $   23,890      703   $ 6,979       (6,285)   $   (62,400)   (3,173)   $(31,531)
     Year Ended December 31, 1999        10,086      103,037    1,525    15,471      (15,101)      (153,768)   (3,490)    (35,260)

   --Navigator Class
     Six Months Ended June 30, 2000          98   $      979       22   $   217         (179)   $    (1,778)      (59)   $   (582)
     Year Ended December 31, 1999           397        4,058       40       404         (220)        (2,263)      217       2,199

   Investment Grade
   --Primary Class
     Six Months Ended June 30, 2000       2,848   $   27,686      537   $ 5,198       (3,097)   $   (30,098)      288    $  2,786
     Year Ended December 31, 1999         7,566       76,474    1,062    10,617       (5,942)       (59,594)    2,686      27,497

   --Navigator Class
     Six Months Ended June 30, 2000          21   $      201     N.M.   $    --           --    $        --        21    $    201
     Year Ended December 31, 1999            --           --     N.M.         1           --             --      N.M.           1

   High Yield
   --Primary Class
     Six Months Ended June 30, 2000       2,157   $   31,122    3,069   $39,738       (5,101)   $   (73,122)      125    $ (2,262)
     Year Ended December 31, 1999         9,203      142,978    1,504    23,201      (15,121)      (235,019)   (4,414)    (68,840)

   --Navigator Class
     Six Months Ended June 30, 2000          --   $       --        7   $    94           --    $        --         7    $     94
     Year Ended December 31, 1999            42          648        3        42           (4)           (68)       41         622

   Government Money Market
     Six Months Ended June 30, 2000     755,983   $  755,983    9,331   $ 9,331     (710,425)   $  (710,425)   54,889    $ 54,889
     Year Ended December 31, 1999     1,544,802    1,544,802   16,925    16,925   (1,571,201)    (1,571,201)   (9,474)     (9,474)
   --------------------------------------------------------------------------------------------------------------------------------

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

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:


Equity Funds:                          Specialty Funds:
Value Trust, Inc.                      Market Neutral Trust
Special Investment Trust, Inc.         Balanced Trust
Total Return Trust, Inc.               Financial Services Fund
American Leading Companies             Opportunity Trust
  Trust
Classic Valuation Fund
Focus Trust, Inc.
U.S. Small-Capitalization
  Value Trust


Global Funds:                          Taxable Bond Funds:
Global Income Trust                    U.S. Government Intermediate-Term
Europe Fund                              Portfolio
International Equity Trust             Investment Grade Income Portfolio
Emerging Markets Trust                 High Yield Portfolio


Tax-Free Bond Funds:                   Money Market Funds:
Tax-Free Intermediate-Term             U.S. Government Money Market
  Income Trust                           Portfolio
Maryland Tax-Free Income Trust         Cash Reserve Trust
Pennsylvania Tax-Free Income Trust     Tax Exempt Trust, Inc.


For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.



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                                                       The Art of Investing(SM)